UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2022

THE REAL GOOD FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41025	87-1280343
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

(Address of Principal Executive Offices; Zip Code)

(856) 644-5624

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A common stock $0.0001 par value per share	RGF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☒

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 8, 2022, The Real Good Food Company, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”) virtually via live webcast. Present at the Meeting in person or by proxy were holders of 5,062,053 shares of Class A common stock of the Company and 9,937,912 shares of Class B common stock of the Company, which together represented 58.26% of the voting power of all shares of common stock of the Company as of April 11, 2022, the record date for the Meeting, and constituted quorum for the transaction of business at the Meeting.

The stockholders of the Company voted on the following proposals at the Meeting:

1.	To elect two Class I Directors to serve on the board of directors until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve the Company’s 2021 Employee Stock Purchase Plan;

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

4.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For more information about the foregoing proposals, see the Company’s 2022 Proxy Statement.

Holders of the shares of Class A and Class B common stock are entitled to one vote per share. Holders of the shares of Class A and Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the Meeting.

The final voting results for each of these proposals are detailed below.

1.	Election of Class I Directors.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gilbert B. de Cardenas	14,220,900	60,441	718,624
Mark J. Nelson	14,220,949	60,392	718,624

Based on the votes set forth above, each director nominee was duly elected to serve until the 2025 annual meeting of stockholders and until his successor is duly elected and qualified.

2.	Approval of 2021 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstained	Broker Non-Votes
13,845,079	435,362	900	718,624

Based on the votes set forth above, the Company’s 2021 Employee Stock Purchase Plan was approved.

3.	Ratification of the Appointment of Grant Thornton LLP as Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstained	Broker Non-Votes
14,988,246	7,841	3,878	0

Based on the votes set forth above, the stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

4.	Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstained	Broker Non-Votes
13,259,883	15,995	1,005,463	718,624

Based on the votes set forth above, the stockholders approved the compensation, on a non-binding, advisory basis, for the Company’s named executive offers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REAL GOOD FOOD COMPANY, INC.

Date: June 10, 2022	By:	/s/ Gerard G. Law
Gerard G. Law
Chief Executive Officer